PSI STRATEGIC GROWTH FUND

Class A Shares	FXSAX

(a series of Northern Lights Fund Trust)

Supplement dated December 10, 2020 to

the Prospectus dated October 28, 2020

The first paragraph on page 2 and page 11 of the Fund’s prospectus in the sections entitled “Principal Investment Strategies” is restated as follows:

The Fund’s investment adviser seeks to achieve the Fund’s primary investment objective by investing in a combination of underlying funds which include open-end investment companies (“mutual funds”) and exchange traded funds (“ETFs”) that each invest primarily in (1) U.S. fixed income securities, (2) money market securities, (3) U.S. equity securities (common and preferred stocks), (4) foreign equity securities (common and preferred stocks), or (5) alternative assets, which the Fund defines as commodity-related, currency-related or real estate-related securities, using the adviser’s market analysis strategy, or (6) inverse securities designed to produce short positions with returns opposite to the securities index to which they are linked. In pursuing the Fund’s strategies, the Fund may invest in (i) ETFs that employ leverage in an effort to deliver, on a daily basis, up to three times the performance of the underlying index, and (ii) inverse ETFs that employ leverage in an effort to deliver, on a daily basis, up to three times the inverse performance of the underlying index.

This Supplement and the existing Prospectus dated October 28, 2020, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated October 28, 2020, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-888-9-BUYPSI.